BlackRock ETF Trust

BlackRock Advantage Large Cap Income ETF

BlackRock Large Cap Value ETF

(each, a “Fund” and together, the “Funds”)

Supplement dated September 26, 2024 to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of each Fund

This information was previously disclosed in a supplement filed on August 6, 2024.

Effective October 10, 2024, each Fund’s name will be changed as set out in the following table and all references to each Fund’s prior name in the Fund’s Summary Prospectus, Prospectus and SAI will be replaced with references to the Fund’s new name.

Ticker	Current Fund Name	New Fund Name
BALI	BlackRock Advantage Large Cap Income ETF	iShares Advantage Large Cap Income ETF
BLCV	BlackRock Large Cap Value ETF	iShares Large Cap Value Active ETF

Effective October 10, 2024, the following changes are made to BlackRock Advantage Large Cap Income ETF’s Summary Prospectus, Prospectus and SAI, as applicable:

The first paragraph of the section of the Summary Prospectus entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in large cap equity securities and derivatives that have similar economic characteristics to such securities. The Fund seeks to achieve its investment objective by employing a targeted outcome strategy consisting of the following:

•	holding long positions in U.S. large cap equity securities,

•	selling (writing) call options on a large cap equity index, such as the S&P 500 Index, and

•	buying futures on a large cap equity index, such as the S&P 500 Index.

The first paragraph of the section of the Prospectus entitled “More Information About the Fund—Additional Information on Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval. The Fund seeks consistent income with lower volatility than the broader U.S. equity market. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities and derivatives that have similar economic characteristics to such securities. The Fund seeks to achieve its investment objective by employing a targeted outcome strategy consisting of the following: (i) holding long positions in U.S. large cap equity securities, (ii) selling (writing) call options on a large cap equity index, such as the S&P 500 Index, and (iii) buying futures on a large cap equity index, such as the S&P 500 Index.

The first paragraph of the section of the SAI entitled “Investment Strategies and Risks of the Fund” is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities and derivatives that have similar economic characteristics to such securities. The Fund seeks to achieve its investment objective by employing a targeted outcome strategy consisting of the following: (i) holding long positions in U.S. large cap equity securities, (ii) selling (writing) call options on a large cap equity index, such as the S&P 500 Index, and (iii) buying futures on a large cap equity index, such as the S&P 500 Index.

The tenth paragraph of the section of the SAI entitled “Investment Advisory, Administrative and Distribution Services—Investment Adviser” is deleted in its entirety.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

Shareholders should retain this Supplement for future reference.